UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 23, 2009

UV FLU TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53306	98-0496885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1694 Falmouth Road, Suite 147 Centerville, Massachusetts	02632-2933
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 691-1188

Former name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends our Form 8-K dated December 23, 2009, originally filed with the Securities and Exchange Commission on December 23, 2009.   We are filing this amendment to disclose certain other information in connection with the change in the certifying accountant of our company.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Registered Public Accounting Firm

(i)        On December 21, 2009, Bateman & Co., Inc., P.C. (“Bateman”) was dismissed as UV Flu Technologies, Inc.’s (the “Company”) independent registered public accounting firm.

(ii)        Bateman’s  report on the Company’s financial statements for the fiscal years ended September 30, 2008 and 2007 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.  The reports on the financial statements of the Company issued by Bateman for the fiscal years ended September 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)        The Company’s Board of Directors approved the decision to change its independent registered public accounting firm.

(iv)        During the last two fiscal years ended September 30, 2008 and 2007, and further through the date of dismissal of Bateman, there have been no disagreements with Bateman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Bateman, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

(v)        During the last two fiscal years ended September 30, 2008 and 2007, and further through the date of dismissal of Bateman, Bateman did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)        The Company requested that Bateman furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On December 21, 2009, the Company engaged Weaver & Martin, LLC (“Weaver”) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2009. During the two most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with Weaver regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Weaver concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
16.1	Letter from Bateman & Co., Inc., P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UV FLU TECHNOLOGIES, INC., a Nevada Corporation

Dated: April 19, 2010	/s/ John J. Lennon
John J. Lennon, President and Director